UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2012

Stratasys, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-13400	36-3658792
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7665 Commerce Way, Eden Prairie, Minnesota	55344
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (952) 937-3000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     As previously announced on April 16, 2012, we entered into an Agreement and Plan of Merger on April 13, 2012, with Objet Ltd., Seurat Holdings, Inc, and Oaktree Merger, Inc., in which we agreed to merge with Oaktree and become an indirect wholly-owned subsidiary of Objet. In addition, on May 9, 2012, we announced our financial results for our first fiscal quarter ended March 31, 2012. On June 11, 2012, we announced that we had filed preliminary proxy materials with the SEC in connection with the merger as further described in Item 8.01 below. The June 11 announcement contained certain pro forma financial information for Stratasys and Objet as a combined company on a GAAP and non-GAAP basis for the fiscal quarter ended March 31, 2012, and the fiscal year ended December 31, 2011. A copy of the press release announcing such results is furnished as Exhibit 99.1 to this Current Report on Form 8-K (“Form 8-K”).

     In accordance with General Instruction B2 to Form 8-K, the information in this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Events.

     On June 11, 2012, we announced that on June 8, 2012, we filed preliminary proxy materials with the SEC in connection with the previously announced combination with Objet Ltd. seeking approval by our stockholders for proposals to: 1) adopt the Agreement and Plan of Merger, or the merger agreement, dated as of April 13, 2012, by and among Stratasys, Objet Ltd., an Israeli corporation, Seurat Holdings Inc., a Delaware corporation and an indirect wholly-owned subsidiary of Objet, or Holdco, and Oaktree Merger Inc., a Delaware corporation and a direct wholly-owned subsidiary of Holdco, or Merger Sub, as it may be further amended from time to time; 2) approve certain compensatory arrangements between Stratasys and its named executive officers related to the merger; and 3) approve one or more adjournments of the special meeting to a later date or time, if necessary or appropriate, to permit solicitation of additional proxies in the event there are insufficient votes at the time of the special meeting, or at any adjournment or postponement of that meeting, to adopt the merger agreement.

     A copy of the press release announcing the filing of preliminary proxy materials is furnished as Exhibit 99.1 to this Form 8-K.

Item 9.01. Financial Statements and Exhibits.

     (d) Exhibits

Exhibit
No.	Description
99.1	Press Release issued by Stratasys, Inc. on June 11, 2012, announcing the filing of preliminary proxy materials.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATASYS, INC.
(Registrant)

Date: June 12, 2012	By:	/s/ Robert F. Gallagher
Executive Vice President and
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release issued by Stratasys, Inc. on June 11, 2012, announcing the filing of preliminary proxy materials.